THIS AMENDING AGREEMENT is made as of the 26th day of July, 2012.

BETWEEN:

TRANSAKT LTD., a Nevada corporation (hereinafter called, the "Company") AND:

VEGFAB AGRICULTURAL TECHNOLOGY CO.LTD. a
Taiwan (R.O.C.) corporation

(hereinafter called, the "Vendor")

WHEREAS:

A.	The Company and the Vendor have previously entered into that certain Asset Purchase and Sale Agreement dated for reference May 3, 2012 (the "Purchase Agreement"); and

B.	The Company and the Vendor now wish to make certain amendments to the provisions of the Purchase Agreement.

NOW THEREFORE THIS AMENDING AGREEMENT WITNESSETH that in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which is also hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

1.	All capitalized terms not otherwise defined herein shall have the meanings set out in the Purchase Agreement.

2.	Section 2.1 (1) of the Purchase Agreement is deleted in its entirety and is replaced with the following:

2.1 (1)

 The Vendor shall sell and transfer all of the issued and outstanding shares of the Vendor, and the Assets to the Purchaser, and the Purchaser shall purchase and acquire all of the issued and outstanding shares of the Vendor and the Assets from the Vendor, for and in consideration of: (i) US$1,000,000 in cash; and (ii) the issuance to the Vendor from the treasury of the purchaser of the TransAKT shares, upon and subject to the terms and conditions hereof.

3.

In all other respects the terms and conditions of the Purchase Agreement shall continue in full force and effect and the Vendor hereby agrees and confirms that the Purchase Agreement is in good standing and that the Company is not in default of any of its obligations under the Purchase Agreement.

4.

Each of the parties hereto agrees to do and/or execute all such further and other acts, deeds, things, devices, documents and assurances as may be required in order to carry out the true intent and meaning of this Amending Agreement.

5.	This Amending Agreement shall ensure to the benefit of and be binding upon the parties hereto and each of their successors and permitted assigns, as the case may be.

6.

This Amending Agreement may be executed in counterparts and by electronic or facsimile transmission, each of which shall be deemed to be an original and all of which shall constitute one and the same document.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amending Agreement as of the day and year first above written.

TRANSAKT LTD.

By: _____________________________
Its:

VEGFAB AGRICULTURAL TECHNOLOGY CO.LTD.

By: _____________________________
Its: